UNITES STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2019

NEPHROS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-32288	13-3971809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

380 Lackawanna Place, South Orange, New Jersey 07079
(Address of principal executive offices, including ZIP code)

(201) 343-5202
(Registrant’s telephone number, including area code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act: None

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2019 Annual Meeting of Stockholders on May 22, 2019. At the meeting:

1.	Stockholders elected to the Company’s Board of Directors two nominees to each serve a three-year term expiring in 2022; and

2.	Stockholders ratified the selection of Moody, Famiglietti & Andronico, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

The voting results for each such matter were as follows:

1.	Election of Directors:

Nominee:	For:	Withheld:	Broker Non-Votes:
Paul A. Mieyal	38,056,254	17,297	13,953,583
Malcolm Persen	36,940,417	1,133,134	13,953,583

2.	Ratification of selection of Moody, Famiglietti & Andronico, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019:

For:	Against:	Abstain:
50,923,751	1,094,840	8,543

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Nephros, Inc.

Dated: May 22, 2019	By:	/s/ Andrew Astor
Andrew Astor
Chief Financial Officer